UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 18, 2010

Seacoast Banking Corporation of Florida
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

815 Colorado Avenue, Stuart, Florida		34994
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	772-287-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Seacoast Banking Corporation of Florida (the "Company") is a participant in the Capital Purchase Program (the "CPP") established under the Troubled Asset Relief Program ("TARP"). On March 18, 2010, the Salary and Benefits Committee of the Company (the "Committee") adopted a policy to limit its executive officers’ base salaries to $500,000 so long as the Company’s equity securities issued to the Treasury remain outstanding.

In implementing this policy change, it was necessary to reduce the base salary of the Company’s chief executive officer, Dennis S. Hudson, III, from $531,450 to $500,000. To support the change in policy, Mr. Hudson signed a waiver of any possible breach of his employment agreement or change in control agreement in connection with the reduction in his base salary.

To compensate him for his loss in base salary as a result of the $500,000 base salary cap and to align Mr. Hudson’s interests with those of the Company’s shareholders, on March 18, 2010, the Committee approved, as permitted by the TARP CPP, a special long-term grant of 16,553 shares of restricted stock to Mr. Hudson under the Company’s 2000 Long Term Incentive Plan, as amended. This restricted stock award will vest and become freely transferable on the later of the date when the Company has fully repaid all TARP assistance and the second anniversary of the date of grant.

The foregoing descriptions of the restricted stock award and the waiver are qualified in their entirety by reference to the terms of the Form of Long-Term Restricted Stock Award Agreement and the Waiver, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

10.1 Form of Long-Term Restricted Stock Award Agreement between Seacoast Banking Corporation of Florida and Dennis S. Hudson, III.

10.2 Employment Agreement Waiver of Dennis S. Hudson, III.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seacoast Banking Corporation of Florida

March 24, 2010	By:	/s/ Dennis S. Hudson, III

Name: Dennis S. Hudson, III
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Long-Term Restricted Stock Award Agreement between Seacoast Banking Corporation of Florida and Dennis S. Hudson, III
10.2	Employment Agreement Waiver of Dennis S. Hudson, III